FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
FAIR VALUE OF FINANCIAL INSTRUMENTS
FAIR VALUE OF FINANCIAL INSTRUMENTS

26— FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments was made in accordance with the requirements of ASC 820 ‘‘Disclosure about fair value of financial instruments’’ and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.

ASC 820 defines three levels of inputs that may be used to measure fair value and requires that the assets or liabilities carried at fair value be disclosed by the input level under which they were valued. The input levels are defined as follows:

Level 1: Quoted (unadjusted) prices in active markets for identical assets and liabilities that the reporting entity can access at the measurement date.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: Unobservable inputs for the asset or liability.

The recorded amount of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and short-term borrowings are a reasonable estimate of their fair value due to the short-term maturities of these instruments. As of December 31, 2023 and December 31, 2022, the Company did not have any other asset or liability measured at fair value.

As of December 31, 2023, the fair value of the Company’s long-term debt was not materially different from the carrying value.